UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 30, 2004

Cotelligent, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27412	94-3173918
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification
incorporation)	File Number)	No.)

655 Montgomery Street, Suite 1000
San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 415.477.9900

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment
of Principal Officers

(b)	On August 30, 2004, Anthony M. Frank retired from Cotelligent, Inc.'s Board of
Directors.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          COTELLIGENT, INC.

By:	/s/ Curtis J. Parker
Curtis J. Parker
Executive Vice President, Chief Financial
Executive Vice President, Chief Financial

Dated: September 2, 2004